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                                                                   Exhibit 10.58
                                                                   -------------

                SECOND AMENDMENT TO CREDIT AND SECURITY AGREEMENT

     This Amendment, dated as of August 23, 2001, is made by and between RF MONOLITHICS, INC., a Delaware corporation (the "Borrower"), and WELLS FARGO BANK MINNESOTA, N.A., a national banking association (the "Lender").

                                    Recitals

     The Borrower and the Lender are parties to a Credit and Security Agreement dated as of December 8, 2000, as amended by the First Amendment to Credit and Security Agreement and Waiver of Defaults dated as of March 30, 2001 (as so amended, the "Credit Agreement"). Capitalized terms used in these recitals have the meanings given to them in the Credit Agreement unless otherwise specified.

     The Borrower has requested that certain amendments be made to the Credit Agreement, which the Lender is willing to make pursuant to the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

     1.   Defined Terms. Capitalized terms used in this Amendment which are
          -------------
defined in the Credit Agreement shall have the same meanings as defined therein, unless otherwise defined herein. In addition, Section 1.1 of the Credit Agreement is amended by adding or amending, as the case may be, the following definitions:

          "Accounts" means all of the Borrower's accounts, as such term is defined in the UCC, including each and every right of the Borrower to the payment of money, whether such right to payment now exists or hereafter arises, whether such right to payment arises out of a sale, lease or other disposition of goods or other property, out of a rendering of services, out of a loan, out of the overpayment of taxes or other liabilities, or otherwise arises under any contract or agreement, whether such right to payment is created, generated or earned by the Borrower or by some other person who subsequently transfers such person's interest to the Borrower, whether such right to payment is or is not already earned by performance, and howsoever such right to payment may be evidenced, together with all other rights and interests (including all Liens) which the Borrower may at any time have by law or agreement against any account debtor or other obligor obligated to make any such payment or against any property of such account debtor or other obligor; all including but not limited to all present and future accounts, contract rights, loans and obligations receivable, chattel papers, bonds, notes and other debt instruments, tax refunds and rights to payment in the nature of general intangibles.

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     "Collateral" means all of the Borrower's assets, including Accounts,
Chattel Paper, deposit accounts, documents, Equipment, General Intangibles, goods, Instruments, Intellectual Property, Inventory, Investment Property, letter-of-credit rights, letters of credit, Receivables, all sums on deposit in any Collateral Account, and any items in any Lockbox; together with (i) all substitutions and replacements for and products of any of the foregoing; (ii) in the case of all goods, all accessions; (iii) all accessories, attachments, parts, equipment and repairs now or hereafter attached or affixed to or used in connection with any goods; (iv) all warehouse receipts, bills of lading and other documents of title now or hereafter covering such goods; (v) all collateral subject to the Lien of any Security Document; (vi) any money, or other assets of the Borrower that now or hereafter come into the possession, custody, or control of the Lender; (vii) all sums on deposit in the Special Account; and (viii) proceeds of any and all of the foregoing.

     "Lien" means any security interest, mortgage, deed of trust, pledge, lien, charge, encumbrance, title retention agreement or analogous instrument or device, including the interest of each lessor under any capitalized lease and the interest of any bondsman under any payment or performance bond, in, of or on any assets or properties of a Person, whether now owned or hereafter acquired and whether arising by agreement or operation of law.

     "Special Charges" means certain restructuring changes of the Borrower to be taken during the fiscal year ending August 31, 2001 including approximately (a) $1,000,000 for a fixed asset reserve, (b) $1,000,000 for an inventory reserve and (c) $200,000 of severance package accruals related to the plan for a reduction in work force.

     2.   Rules of Interpretation. Section 1.2 of the Credit Agreement is
          -----------------------
amended to read as follows:

          Section 1.2 Other Definitional Terms; Rules of Interpretation. The
                      -------------------------------------------------
     words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. All accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP. All terms defined in the UCC and not otherwise defined herein have the meanings assigned to them in the UCC. References to Articles, Sections, subsections, Exhibits, Schedules and the like, are to Articles, Sections and subsections of, or Exhibits or Schedules attached to, this Agreement unless otherwise expressly provided. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". Unless the context in which used herein otherwise clearly requires, "or" has the inclusive meaning represented by the phrase "and/or". Defined terms include in the singular number the plural and in the plural number the singular. Reference to any agreement (including the Loan Document), document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof (and, if applicable, in accordance with the terms hereof and the other Loan Documents), except where otherwise explicitly provided, and reference to any promissory note includes any promissory note which is an extension or renewal thereof or a substitute or replacement

                                       -2-

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          therefor. Reference to any law, rule, regulation, order, decree, requirement, policy, guideline, directive or interpretation means as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect on the determination date, including rules and regulations promulgated thereunder.

     3.   Financing Statements. Section 3.6 of the Credit Agreement is amended
          --------------------
by adding the following new sentence before the first sentence of that Section:

          The Borrower authorizes the Lender to file from time to time where permitted by law, such financing statements against collateral described as "all personal property" as the Lender deems necessary or useful to perfect the Security Interest.

     4.   Amendment to Section 6.15. Section 6.15 of the Credit Agreement is
          -------------------------
amended in its entirety to read as follows:


          Minimum Book Net Worth. The Borrower will maintain, during each period
          ----------------------
     described below, its Book Net Worth in an amount not less than the amount set forth below:

          (a) From June 1, 2001 through August 31, 2001, a minimum Book Net Worth of not less than $26,750,000; and

          (b) From September 1, 2001 through November 30, 2001, a minimum Book Net Worth of not less than the Book Net Worth as of FYE August 31, 2001, minus $250,000.

Notwithstanding the foregoing, if the Special Charges are not taken during the fiscal year ending August 31, 2001, the covenants for the above-listed periods will be adjusted to new levels to be determined by the Lender in its sole discretion.

     5.   Amendment to Section 6.16. Section 6.16 of the Credit Agreement is
          -------------------------
amended in its entirety to read as follows:

          Quarterly Minimum Net Income. The Borrower will achieve (a) during the
          -----------------------------
     fiscal year ending on August 31, 2001, a minimum Net Income of greater than ($6,240,000); and (b) during the three month fiscal period from August 31, 2001, to November 30, 2001, a minimum Net Income of greater than ($250,000). Notwithstanding the foregoing, if the Special Charges are not taken during the fiscal year ending August 31, 2001, the covenants for the above-listed periods will be adjusted to new levels to be determined by the Lender in its sole discretion.

     6.  Amendment to Section 6.17. Section 6.17 of the Credit Agreement is
         -------------------------
amended in its entirety to read as follows:


          Monthly Minimum Net Income. The Borrower will achieve, as of the end
          --------------------------
     of each month (a) during the fiscal year ended August 31, 2001, before the effectiveness of the Special Charges a minimum Net Income of greater than ($500,000); and (b) from

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     August 31, 2001 through November 30, 2001, a minimum Net Income of greater than ($500,000).

     7.  Amendment to Exhibit C. Exhibit C to the Credit Agreement is hereby
         ----------------------
amended to be in the form of Exhibit C to this Amendment.

     8.  No Other Changes. Except as explicitly amended by this Amendment, all
         ----------------
of the terms and conditions of the Credit Agreement shall remain in full force and effect and shall apply to any advance or letter of credit thereunder.

     9.  Waiver of Defaults. The Borrower is in default of Sections 6.15, 6.16
         ------------------
and 8.1(q) of the Credit Agreement and Section 5(a) of the Patent Security Agreement (collectively, the "Existing Defaults"). The defaults under Sections
6.15 and 6.16 of the Credit Agreement may be summarized as follows:

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     Section/Covenant          Required Performance        Actual Performance

--------------------------------------------------------------------------------

Section 6.15/Minimum Book   Through August 31, 2001, a    As of June 30, 2001,
Net Worth                   minimum Book Net Worth not    Book  Net Worth was
                            less than  $29,500,000        $29,334,000

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Section 6.16/Quarterly      During the fiscal year ended  As of June 30, 2001,
Minimum Net Income          on  August 31, 2001, a        Net  Income was
                            minimum Net Income of         ($3,619,000)
                            ($3,200,000)
--------------------------------------------------------------------------------

Upon the terms and subject to the conditions set forth in this Amendment, the Lender hereby waives the Existing Defaults. This waiver shall be effective only in this specific instance and for the specific purpose for which it is given, and this waiver shall not entitle the Borrower to any other or further waiver in any similar or other circumstances.

     10.  Conditions Precedent. This Amendment, and the waiver set forth in
          --------------------
Paragraph 9 hereof, shall be effective when the Lender shall have received an executed original hereof, together with each of the following, each in substance and form acceptable to the Lender in its sole discretion:

          (a) The Acknowledgment and Agreement of Guarantor set forth at the end of this Amendment, duly executed by the Guarantor.

          (b)  A Certificate of the Secretary of the Borrower certifying as to
     (i) the resolutions of the board of directors of the Borrower approving the execution and delivery of this Amendment, (ii) the fact that the articles of incorporation and bylaws of the Borrower, which were certified and delivered to the Lender pursuant to the Certificate of Authority of the Borrower's secretary or assistant secretary dated as of December 8, 2000, continue in full force and effect and have not been amended or otherwise modified except as set forth in the Certificate to be delivered, and (iii) certifying that the officers and agents of the Borrower who have been certified to the Lender, pursuant to the

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Certificate of Authority of the Borrower's secretary or assistant secretary dated as of December 8, 2000, as being authorized to sign and to act on behalf of the Borrower continue to be so authorized or setting forth the sample signatures of each of the officers and agents of the Borrower authorized to execute and deliver this Amendment and all other documents, agreements and certificates on behalf of the Borrower.

          (c)  Such other matters as the Lender may require.

     11.  Representations and Warranties. The Borrower hereby represents and
          ------------------------------
warrants to the Lender as follows:

          (a) The Borrower has all requisite power and authority to execute this Amendment and to perform all of its obligations hereunder, and this Amendment has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

          (b) The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to the Borrower, or the articles of incorporation or by-laws of the Borrower, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected.

          (c) All of the representations and warranties contained in Article V of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

     12.  References. All references in the Credit Agreement to "this Agreement"
          ----------
shall be deemed to refer to the Credit Agreement as amended hereby; and any and all references in the Security Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.

     13.  No Other Waiver. Except as set forth in Paragraph 9 hereof, the
          ---------------
execution of this Amendment and acceptance of any documents related hereto shall not be deemed to be a waiver of any Default or Event of Default, breach or default under the Credit Agreement or breach, default or event of default under any Security Document or other document held by the Lender, whether or not known to the Lender and whether or not existing on the date of this Amendment.

     14.  Release. The Borrower and the Guarantor by signing the Acknowledgment
          -------
and Agreement of Guarantor set forth below, each hereby absolutely and unconditionally releases and forever discharges the Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or

                                       -5-

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description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrower or such Guarantor has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

     15.  Security Agreement. The Borrower shall cause the Guarantor to deliver
          ------------------
a security agreement, in favor of the Lender and in form and substance satisfactory to the Lender in its sole discretion, to be properly executed by the Guarantor and delivered to the Lender within 30 days from the date hereof.


     16.  Costs and Expenses. The Borrower hereby reaffirms its agreement under
          ------------------
the Credit Agreement to pay or reimburse the Lender on demand for all costs and expenses incurred by the Lender in connection with the Loan Documents, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, the Borrower specifically agrees to pay all fees and disbursements of counsel to the Lender for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto. The Borrower hereby agrees that the Lender may, at any time or from time to time in its sole discretion and without further authorization by the Borrower, make a loan to the Borrower under the Credit Agreement, or apply the proceeds of any loan, for the purpose of paying any such fees, disbursements, costs and expenses.

     17.  Miscellaneous. This Amendment and the Acknowledgment and Agreement of
          -------------
Guarantor may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

     18.  Governing Law; Jurisdiction, Venue; Waiver of Jury Trial. This
          --------------------------------------------------------
Amendment, the Acknowledgment and Agreement of Guarantor and the Loan Documents shall be governed by and construed in accordance with the substantive laws (other than conflict laws) of the State of Texas. Each party hereto and the Guarantor hereby (i) consents to the personal jurisdiction of the state and federal courts located in the State of Texas in connection with any controversy related to this Amendment; (ii) waives any argument that venue in any such forum is not convenient, (iii) agrees that any litigation initiated by the Lender or the Borrower in connection with this Amendment or the other Loan Documents shall be venued in either the District Court of Collin County, Texas, or the United States District Court for the Northern District of Texas; and (iv) agrees that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. THE PARTIES WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR PERTAINING TO THIS AMENDMENT.

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     19.  ENTIRE AGREEMENT. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS
          ----------------
AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

                            (Signature Page Follows)

                                       -7-

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above. WELLS FARGO BANK MINNESOTA, N.A. RF MONOLITHICS, INC.


By /s/ Brett Marschall                         By /s/David M. Kirk
   ------------------------------                 ------------------------------
Name:    Brett Marschall                             David M. Kirk
Title:   Vice President                              President